================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                         WESTERN RESERVE BANCORP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          WESTERN RESERVE BANCORP, INC.
                                4015 MEDINA ROAD
                                  P.O. BOX 585
                             MEDINA, OHIO 44258-0585
                              PHONE: (330) 764-3131

FELLOW SHAREHOLDERS:

    We cordially invite you to attend the Annual Meeting of Shareholders of Western Reserve Bancorp, Inc. to be held at Rustic Hills Country and Executive Club, 5399 River Styx Road, Medina, Ohio, on Wednesday, April 25, 2001, at 9:00 a.m.

    The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon. We have also enclosed the Company's 2000 Annual Report to Shareholders.

    In addition to the specific matters to be acted upon, there will be a report on the operations of the Company and its wholly owned subsidiary, Western Reserve Bank. Directors and officers of the Company and Bank will be present to respond to questions that shareholders may have.

    It is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

Sincerely,




P.M. Jones                                           Edward J. McKeon
Chairman of the Board                                President and
                                                     Chief Executive Officer

Medina, Ohio
March 23, 2001

                          WESTERN RESERVE BANCORP, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 2001

    The 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Western Reserve Bancorp, Inc. (the "Company") will be held at Rustic Hills Country and Executive Club, 5399 River Styx Road, Medina, Ohio, on Wednesday, April 25, 2001, at 9:00 a.m., for the following purposes:

    1. To elect four (4) Class I directors to a three-year term, expiring at the Annual Meeting in 2004, or until their successors are elected and qualified; and

    2. To act upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.

    Shareholders of record at the close of business on March 15, 2001 are entitled to notice of and to vote at the Annual Meeting.

    IMPORTANT: WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ARE PRESENT AT THE ANNUAL MEETING.

                                             By Order of the Board of Directors

                                             /s/ Cynthia A. Mahl

                                             Cynthia A. Mahl
                                             Secretary


Medina, Ohio
March 23, 2001

                          WESTERN RESERVE BANCORP, INC.
                                4015 MEDINA ROAD
                               MEDINA, OHIO 44256
                                 PROXY STATEMENT

                     INFORMATION CONCERNING THE SOLICITATION

    This proxy statement is furnished in connection with the solicitation of proxies to be used at the Annual Shareholders' Meeting (the Annual Meeting) of Western Reserve Bancorp, Inc. to be held on April 25, 2001 and any adjournments thereof. Western Reserve Bancorp, Inc. (the Company) is a one-bank holding company owning all of the stock of Western Reserve Bank (the Bank).

    The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. Whether or not you are able to attend in person, it is important that your stock be represented at the Annual Meeting. To make sure your shares are represented at the Annual Meeting, please vote on each matter specified on the enclosed proxy card and return it dated and signed in the enclosed prepaid envelope.

    The cost of preparing, assembling and mailing the proxy material will be borne by the Company. The Company does not intend to solicit proxies other than by use of the mails, but certain officers and regular employees of the Company, or its subsidiary, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The proxy materials are first being mailed to shareholders on or about March 26, 2001.

    Unless revoked, the shares represented by proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by (i) filing written notice thereof with the Secretary of the Company at the address above; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of your intention to vote in person. However, your mere presence at the Annual Meeting will not operate to revoke your proxy.

    The enclosed proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, EACH PROXY WILL BE VOTED "FOR" PROPOSAL 1 AS SET FORTH HEREIN AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS NAMED IN THE PROXY ON ANY MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

                                VOTING PROCEDURES

    A quorum consists of a majority of the shares entitled to vote represented at the annual meeting in person or by proxy. Abstentions and broker non-votes (arising from the absence of discretionary authority on the part of a broker-dealer to vote shares of Common Stock held in street name for customer accounts) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Once a share is represented at the meeting it is deemed present for quorum purposes throughout the meeting or any adjourned meeting unless a new record date is or must be set for the adjourned meeting.

    The four nominees for director who receive the largest number of votes cast "FOR" will be elected as directors if a quorum is present. Shares represented at the annual meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election.

                          OUTSTANDING VOTING SECURITIES

    Shareholders of record at the close of business on March 15, 2001 are entitled to vote at the Annual Meeting. On that day there were issued and outstanding 388,052 shares of common stock. Each share of common stock is entitled to one vote on all matters. Shareholders do not have the right to cumulate their votes in the election of directors. In the event there are not sufficient votes for a quorum or to approve any proposal at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                              BENEFICIAL OWNERSHIP

    Persons and groups owning in excess of 5 percent of the Company's stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission (the "SEC"). A person who has or shares voting or investment power, or who has the right to acquire ownership at any time within 60 days, is considered the beneficial owner of the Company's stock.

    As of March 15, 2001, one shareholder was known to the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding common stock, no par value per share.

    The number of shares owned by directors and executive officers as a group is also set forth below.


    Name and Address of                              Amount and Nature of                 Percent of
    Beneficial Owner                                 Beneficial Ownership                  Class
-----------------------------------------------------------------------------------------------------
        James P. McCready-Medina Trust                  20,040 shares                     5.16%
        R. H. Bauer, Trustee
        670 W. Market Street
        Akron, OH  44308

        All directors and executive
        officers as a group
        (13 persons)                                    91,600 shares (1)                21.89%


(1) Includes 30,406 shares that represent options exercisable within sixty days.

                              ELECTION OF DIRECTORS

                        PROPOSAL 1: ELECTION OF DIRECTORS

    Pursuant to the terms of the Code of Regulations of the Company, the Board of Directors is divided into three classes, designated as Class I, Class II and Class III, with each class consisting of approximately one-third of the total number of directors as fixed from time to time by a majority of the directors or by a majority of the shareholders. The directors serve staggered three-year terms, so that directors of only one class are elected at each Annual Meeting of Shareholders. At the forthcoming Annual Meeting, the shareholders will be asked to elect four directors to serve in Class I, each of whom will serve until the annual meeting in 2004 or until a successor has been elected and qualified. Unless otherwise specified in any proxy, the proxies solicited and voted hereunder will be voted in favor for the election of the four nominees listed below. Each nominee is presently serving as a director of the Company. All nominees have consented to being named in this proxy statement and to serve if elected and the Board of Directors has no reason to believe that any of the named nominees will be unable to serve. However, if any such nominee prior to election becomes unable or refuses to serve and the size of the Company's Board is not reduced accordingly, the proxies will be voted for such substitute nominee as may be selected by the Board of Directors of the Company.

    The names of the nominees for director of the Company and the names of directors of the Company whose terms of office will continue after the Annual Meeting are listed in the following table. There were no arrangements or understandings pursuant to which the persons listed below were selected as directors or nominees for director.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE.


                                            Western         Shares                   Percentage of
                                            Reserve         of Stock                 Common
Name and Principal                          Bancorp, Inc.   Beneficially             Stock
Occupation for the                          Director        Owned as of              (no par value)
Past Five Years (1)                 Age     Since           March 15, 2001 (2)
Outstanding
-----------------------------------------------------------------------------------------------------
CLASS I
NOMINEES FOR DIRECTORS WHOSE TERMS WILL END IN 2004

Roland H. Bauer                     47      2000                  1,317                    5.50%
President and Director                                           20,040 (3)
The Cypress Companies, Inc.
(diversified manufacturer)

Bijay K. Jayaswal, M.D.             62      1997                  4,175 (4)                1.07%
President
Bijay K. Jayaswal M.D., Inc.
(physician)


                                                    Western                 Shares                   Percentage of
                                                    Reserve                 of Stock                 Common
Name and Principal                                  Bancorp, Inc.           Beneficially             Stock
Occupation for the                                  Director                Owned as of              (no par value)
Past Five Years (1)                         Age     Since                   March 15, 2001 (2)       Outstanding
--------------------------------------------------------------------------------------------------------------------

CLASS I (CONTINUED)
NOMINEES FOR DIRECTORS WHOSE TERMS WILL END IN 2004

P.M. Jones                                  71       1997                    5,540 (4)                 1.59%
Vice President                                                                 635 (6)
Transport Corporation, Inc.
(automotive leasing)

Ray E. Laribee                              58       1997                    4,000 (4)                 1.03%
Attorney & Partner
Laribee, Hertrick & Kray

CLASS II
CONTINUING DIRECTORS WHOSE TERMS END IN 2002

C. Richard Lynham                           59       1997                    3,500 (4)                 0.90%
Owner, President & CEO
Harbor Castings, Inc.
(investment castings foundry)

Edward J. McKeon                            55       1997                    2,837                     4.67%
President and                                                               16,031 (7)
Chief Executive Officer
Western Reserve Bancorp, Inc.
and Western Reserve Bank

R. Hal Nichols                              58       1997                    6,000 (4)                 1.61%
Chairman and Director                                                          250 (5)
Austin Associates, Inc.
(financial institution
consulting firm)

Rory H. O'Neil                              57       1997                    9,255 (4)                 4.01%
Cofounder and Partner                                                        6,350 (6)
Liberty St. Brewing Company
(restaurant and micro-brewery)


                                                    Western                 Shares                   Percentage of
                                                    Reserve                 of Stock                 Common
Name and Principal                                  Bancorp, Inc.           Beneficially             Stock
Occupation for the                                  Director                Owned as of              (no par value)
Past Five Years (1)                         Age     Since                   March 15, 2001 (2)       Outstanding
--------------------------------------------------------------------------------------------------------------------

CLASS III

CONTINUING DIRECTORS WHOSE TERMS END IN 2003

Michael R. Rose                              52       1997                    7,350 (4)                    1.89%
President
Washington Properties, Inc.
(real estate development)

Glenn M. Smith                               59       1997                    7,350 (4)                    1.89%
Retired President
Smith Bros. Inc.
(landscape materials supplier)

Thomas A. Tubbs                              59       1997                   11,000 (4)                    2.83%
Chief Executive Officer
The Tubbs Group
(insurance and financial services)



(1) Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years. Mr. McKeon joined Western Reserve Bancorp, Inc. and its subsidiary, Western Reserve Bank, as President in October 1997. Mr. McKeon most recently was the President and Chief Executive Officer of Enterprise Bank, Solon, Ohio.
(2) Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported.
(3) Represents shares owned by the James P. McCready--Medina Trust of which Mr. Bauer is the sole trustee. Mr. Bauer disclaims beneficial ownership of such shares.
(4)      Includes 1,000 options exercisable within sixty days.
(5)      Owned by minor child(ren).
(6)      Owned by spouse.
(7)      Options exercisable within sixty days.

                                 DIRECTORS' FEES

    Except as noted below, during 2000 Western Reserve Bancorp, Inc. paid no salaries or fees to its non-officer directors. All of the directors and executive officers of the Company are also directors and officers of the Bank.

    In April of 2000, each of the Directors of the Company, except Mr. Bauer who had been recently appointed to the Board, received options to purchase 4,000 shares of the Company's no par value common stock at a price of $22.00 per share. At the time the options were granted, the fair market value of a share of the Company's stock was $21.00 per share. The options were granted pursuant to the Company's 1998 Stock Option Plan, as amended. The options are exercisable for a period of 10 years from the date of grant and vest 25% after one year from the date of grant, 50% after two years from the date of grant, and 100% after three years from the date of grant. The Ohio Division of Financial Institutions and the Federal Deposit Insurance Corporation approved the granting of the Options.

    In addition to serving as a director of the Company and the Bank, P.M. Jones, Chairman of the Board of Directors, was retained by the Bank to assist in business development efforts for the Bank. Mr. Jones is paid an annual salary of $18,000 for providing such services to the Bank. In September 2000 the Ohio Division of Financial Institutions approved this employment relationship between Mr. Jones and the Bank.

           COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

    The Board of Directors, which is responsible for the overall affairs of the Company, conducts its business through meetings of the Board. The Company's Board of Directors met thirteen times during fiscal year 2000. The Board of Directors of the Company has standing Audit, Compensation, Executive and Loan Review Committees. It has not established a standing nominating committee. The Board of Directors of the Company nominates directors for election by shareholders.

    During 2000, each member of the Board of Directors attended at least 75% of the meetings of the Board and the above committees of which he was a member, except for Mr. Smith.

    The Company is the parent holding company of Western Reserve Bank (the "Bank"), an Ohio bank having the same principal office address as the Company. The Company's only subsidiary and only significant asset is the Bank. The Board of Directors of the Bank met thirteen times for regularly scheduled meetings during 2000.

    The Company's Compensation Committee met twice during the last fiscal year. This committee reviews executive compensation arrangements and benefits. The Compensation Committee is comprised entirely of outside directors except for Mr. Jones. Mr. Jones did not participate in the decision of the Committee concerning the terms of his employment with the Bank. Committee members were R. Hal Nichols (chairman), P.M. Jones, Ray Laribee, Rory O'Neil and Thomas Tubbs.

    The Executive Committee was formed to address issues that require attention prior to the next scheduled Board meeting. The Executive Committee did not meet during 2000. Members of the Executive Committee were Rory O'Neil (chairman), Bijay Jayaswal, P.M. Jones, Edward McKeon and Michael Rose.

    The Loan Review Committee was formed to oversee the lending activities of the Bank, to engage an outside loan review consulting firm and to review the results of the consultant's work. The Loan Review Committee met three times during 2000. Members of the Loan Review Committee were R. Hal Nichols (chairman), Roland Bauer and C. Richard Lynham.

    The Audit Committee met four times in 2000. The Audit Committee recommends the appointment of independent accountants, reviews and approves the audit plan and fee estimate of the independent public accountants, appraises the effectiveness of the internal and external audit efforts, evaluates the adequacy and effectiveness of accounting policies and financial and accounting management and reviews and approves the annual financial statements. Members of the Audit Committee are C. Richard Lynham (chairman), Glenn Smith and Thomas Tubbs. The Company's Board adopted a written charter for the Audit Committee on December 14, 2000. A copy of the charter is attached to this proxy statement as Appendix A.

    Audit Committee Independence. In the opinion of the Company's Board, Directors Lynham, Smith and Tubbs do not have a relationship with the Company or the Bank that would interfere with the exercise of independent judgment in carrying out their responsibilities as director. None of them is or has for the past three years been an employee of the Company or the Bank, and no immediate family members of any of them is or has for the past three years been an executive officer of the Company or the Bank.

    Audit Committee Report. The Audit Committee has submitted the following report for inclusion in this proxy statement:

                  The Audit Committee has reviewed the audited financial statements for the year ended December 31, 2000 and has discussed the audited financial statements with management. The Audit Committee has also discussed with Crowe, Chizek and Company LLP, independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (having to do with accounting methods used in the financial statements). The Audit Committee has received the written disclosures and the letter from Crowe, Chizek and Company LLP required by Independence Standards Board Standard No. 1 (having to do with matters that could affect the auditor's independence), and has discussed with Crowe, Chizek and Company LLP the accountants' independence. Based on this, the Audit Committee recommended to the board that the audited financial statements be included in Western Reserve Bancorp, Inc.'s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                Submitted by the Audit Committee,
                                C. Richard Lynham, Glenn Smith and Thomas Tubbs

    This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such act.

Notification of Appointment of Independent Auditor

    Independent Auditors for the Year Ending December 31, 2001. The Company's independent auditor for the fiscal year ended December 31, 2000 was Crowe Chizek and Company LLP. Selection of auditors for 2001 is intended to be made at a future meeting of the Board of Directors of the Company. A representative of Crowe Chizek is expected to be present at the annual meeting of shareholders, with the opportunity to make statements if they so desire and to be available to respond to appropriate questions raised at the meeting.

    Audit Fees. The aggregate fees billed or estimated to be billed for professional services rendered by Crowe Chizek for the audit of the Company's annual financial statements for the year ended December 31, 2000 and for Crowe Chizek's review of the financial statements included in the Company's Form 10-QSB for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000 were $22,500.

    Financial Information Systems Design and Implementation Fees. In 2000 Crowe Chizek performed no services and therefore billed no fees relating to operating or supervising the operation of information systems or local area network or for designing or implementing financial information management systems.

    All Other Fees. The aggregate fees billed for other services rendered to the Company by Crowe Chizek in 2000 were $5,450.

    Auditor Independence. The Audit Committee of the Board believes that the non-audit services provided by Crowe Chizek are compatible with maintaining the auditor's independence. None of the time devoted by Crowe Chizek on its engagement to audit the Company's financial statements for the year ended December 31, 2000 is attributable to work performed by persons other than full-time, permanent employees of Crowe Chizek.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The following table is a summary of certain information concerning the compensation awarded or paid to, or earned by, the chief executive officer and any other executive officer whose compensation, as defined, exceeded $100,000 in 2000, during each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE


                                                                                        Long-Term               All Other
                                                  Annual Compensation (1)          Compensation Awards        Compensation
                                                  --------------------             -------------------        ------------
    Name and Principal                                                                       Options
         Position                Year         Salary ($)        Bonus ($)            ($)        (#)                   ($)
---------------------------- ------------- ----------------- ---------------- -------------- ------------- ----------------------
Edward J. McKeon,                2000          130,000             -0-             -0-           -0-
President and Chief              1999          125,000             -0-             -0-           -0-            $57,871 (2)
Executive Officer                1998          125,000           27,500            -0-          32,062

(1) Mr. McKeon received certain perquisites, but the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of his salary and bonus.

(2) Represents amounts paid for moving and related expenses under the Company's Relocation Plan.

     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

    The following table sets forth the total outstanding options of the Company held by named executive officers as of December 31, 2000 and the value of any unexercised options. As noted, no options were exercised in 2000, and no new options were granted to named executive officers in 2000.


                                                          Number of Unexercised
                                                          Options/SARs at Fiscal
                                                               Year-End (#)          Value of Unexercised
                                                             Exercisable (E)/            In-the-Money
                                  Shares Acquired on        Unexercisable (U)       Options/SARs at Fiscal
            Name                     Exercise (#)                                       Year-End(1) ($)
------------------------------ ------------------------- ------------------------- --------------------------
Edward J. McKeon                         -0-                    16,031 (E)               $ 80,155 (E)
                                                                16,031 (U)                 32,065 (U)

(1) Values are calculated by subtracting the exercise price from the fair market value of the stock as of year-end. The difference between the fair market value of $25.00 (bid price) and the exercise price of $20.00 is $5.00. There are 9,618 options that are not in-the-money.

                              EMPLOYMENT AGREEMENT

    The Company entered into an employment contract with Edward J. McKeon on August 25, 1997. The contract (as amended) provides that Mr. McKeon will serve as President of the Company and has a term that expires December 31, 2001, subject to earlier termination as set forth in the contract. In addition to an annual base salary of $125,000 per year, the contract also allows for adjustment to increase such amounts at the discretion of the Board of Directors of the Company comparable to that for other executives of the Bank. In addition, the employment agreement provides for fringe benefits to Mr. McKeon including life and disability insurance, a company automobile, reimbursement of moving expenses and vacation, and the reimbursement of appropriate business expenses, all of which the Board feels are appropriate for the President of the Bank and the Company. In addition, the employment agreement provides that in the event of termination of Mr. McKeon by the Company without "cause" (defined in the agreement as "his willful and repeated failure to perform his duties under the agreement unless cured within 30 days' notice"), the Company will be responsible for payment of the salary of Mr. McKeon through the date of termination, plus eighteen (18) months salary as severance. The agreement provides that the Company may terminate Mr. McKeon for "cause" with no further obligation to him. The employment agreement contains a covenant not to compete prohibiting Mr. McKeon from competing with the Company throughout the term of the employment agreement and for a period of two years after the termination of the agreement. The agreement also provided for the granting of options to Mr. McKeon to purchase shares representing up to ten percent (10%) of the Company's total outstanding shares at the conclusion of the initial offering of shares of the Company and the commencement of the operation of the Bank. Such options were granted and are discussed above.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

    During the past year, certain directors and officers and one or more of their associates were customers of and had business transactions with the Company's bank subsidiary. All loans included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than a normal risk of collectability or present other unfavorable features. The Company expects that similar transactions will occur in the future.

    Michael R. Rose, one of the Directors of the Company and the Bank, is in the business of real estate development and developed and built the building in which the Company and the Bank maintain their principal business office. Mr. Rose, doing business as Washington Properties, and the Company entered into a lease providing for the construction of a 2-story brick office building, 7,884 square feet of which have been leased for the main office of the Bank. The initial term of the lease is 10 years with two five-year renewal options. The initial rent under the lease was $104,463 per year, subject to adjustment as set forth in such lease. During 2000, total rent expense under the lease was $107,734. The Board of Directors approved the lease transaction with Mr. Rose abstaining from consideration of the matter. The Board believes that the rent to be paid to Mr. Rose and the other terms and conditions of the lease transaction are comparable to those which would be available from an unrelated party. As a requirement of the application for the chartering of the Bank filed with the Ohio Division of Financial Institutions, the Company obtained independent appraisals confirming the fair market value of such lease rates.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and more than ten percent shareholders and certain persons affiliated with such persons ("Insiders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Company. Based solely upon written representations that no Form 5s (Annual Statement of Beneficial Ownership of Securities) were required and a review of copies of any Form 4s (Statement of Changes in Beneficial Ownership) furnished to the Company by Insiders, all Section 16 reporting requirements applicable to Insiders during 2000 were satisfied on a timely basis.

                 SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

    If any shareholder of the Company wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Company to be held in 2002, the proposal must be received by the Secretary of the Company at the principal executive offices of the Company, 4015 Medina Road, P.O. Box 585, Medina, Ohio 44258-0585, prior to the close of business on November 23, 2001. On any other proposal raised by a shareholder for next year's annual meeting, the Company intends that proxies received by it will be voted in the interest of the Company in accordance with the judgment of the persons named in the proxy and the proposal will be considered untimely, unless notice of the proposal is received by the Company not later than February 15, 2002.

    The Company's Code of Regulations establishes advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a shareholder meeting it is necessary that you notify the Company not fewer than 14 days in advance of the meeting unless the Company provides shareholders less than 21 days notice of the meeting and then notice of the nominations must be given not later than the seventh day after the notice of the meeting was mailed. In addition, the notice must meet all other requirements contained in the Company's Code of Regulations. Any shareholder who wishes to take such action should obtain a copy of the Code of Regulations and may do so by written request addressed to the Secretary of the Company at the principal executive offices of the Company.

                                  OTHER MATTERS

    As of the date of this proxy statement, the Board of Directors is not informed of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

By Order of the Board of Directors of
Western Reserve Bancorp, Inc.


/s/ P. M. Jones                                   /s/ Edward J. Mckeon
P.M. Jones                                        Edward J. McKeon
Chairman of the Board                             President and Chief Executive
                                                  Officer

Medina, Ohio
March 23, 2000

                                   APPENDIX A
                          WESTERN RESERVE BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

                                   COMPOSITION

         There shall be a committee of the board of directors (the "Board") to be known as the audit committee which shall have at least three (3) members, comprised solely of independent directors, as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards.

         Each member of the audit committee shall be able to read and understand fundamental financial statements, including the company's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. In addition, at least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The Board shall elect or appoint a chair of the audit committee who will have authority to act on behalf of the audit committee between meetings.

                                RESPONSIBILITIES

         The responsibilities of the audit committee are as follows:

         - Ensure its receipt from the outside auditor of a formal written statement, delineating all relationships between the outside auditor and the company consistent with the Independence Standards Board Standard No. 1.

         - Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the board of directors take, appropriate action to oversee the independence of the outside auditor.

         - The audit committee has the authority and responsibility to recommend to the Board for its ratification the appointment or replacement of the outside auditor.

         - Review with the outside auditor, the company's internal auditor (if any), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

         - Consider, in consultation with the outside auditor and management of the company, the audit scope and procedures.

         - Review the financial statements contained in the annual report to shareholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

         - Meet with the internal auditor, outside auditor or management privately to discuss any matters that the audit committee, the internal auditor, the outside auditor or management believe should be discussed privately with the audit committee.

         - Review and reassess the adequacy of the committee's charter annually.

         - Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

                                   LIMITATIONS

         The audit committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the outside auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the outside auditors. In carrying out its responsibilities, the audit committee believes it should remain open to changes in its policies and procedures that more appropriately reflect changes in the Company's and the Bank's operating and regulatory environments.

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
                          WESTERN RESERVE BANCORP, INC.
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 25, 2001
           -----------------------------------------------------------

WESTERN RESERVE                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
BANCORP, INC.
4015 MEDINA ROAD          PROXY     The undersigned hereby appoints C. Richard Lynham and Cynthia
P.O. BOX 585                        A. Mahl as Proxies, each with the power to appoint his or her
MEDINA, OHIO 44258-0585             substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of stock of WESTERN RESERVE
                                    BANCORP, INC. held of record by the undersigned on March 15, 2001, at the Annual Meeting of Shareholders to be held on April 25, 2001, or any adjournment thereof.


1.       ELECTION OF FOUR (4) CLASS I DIRECTORS:     Roland H. Bauer, Bijay K. Jayaswal, P.M. Jones and Ray E. Laribee

                  [ ] FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below).

                  [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED ABOVE.

                  (INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


                  ----------------------------------------------------------------------------------------------------


2.       IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
         PROPERLY COME BEFORE THE MEETING.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED                        PLEASE MARK, SIGN, DATE AND RETURN
IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED                       THE PROXY CARD PROMPTLY USING THE
SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY                      ENCLOSED ENVELOPE.
WILL BE VOTED FOR PROPOSAL 1.

Please sign exactly as name appears.  When shares are held             Signature
by joint tenants, both should sign.  When signing as executor,                   -----------------------------------
administrator, trustee or guardian, please give full title.            Signature
If a corporation, please sign full corporate name by                             -----------------------------------
President or other authorized officer.  If a partnership,              Date
please sign in partnership name by authorized person.                       ----------------------------------------

                                                                       [ ]  I (we) PLAN TO      [ ]  I (we) DO NOT PLAN TO
                                                                       attend the Annual Meeting of Shareholders
                                                                       on April 25, 2001.

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